OMEGA ENVIRONMENTAL, INC.                                         EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                          (UNAUDITED)     (UNAUDITED)
                                                          MAR 31, 1998    FEB 28, 1998
                                                               ESD             ESD           CHANGE
                                                          ------------------------------------------
CURRENT ASSETS
Cash                                                           36,546           61,449       (24,903)
Restricted cash held in escrow                              2,615,260        2,615,152           108
Accounts receivable                                               --               --
  A/R--trade                                               11,849,505       11,744,735       104,770
  A/R--interco                                                 16,378           11,057         5,321
  A/R--employees                                                3,799            5,996        (2,197)
  A/R--supplemental                                         1,871,891        1,867,550         4,341
  A/R--misc                                                   208,740           18,214       190,526
  Allowance for doubtful accounts                          (3,124,492)      (2,508,835)     (615,657)
                                                          ------------------------------------------
    Accounts receivable, net                               10,825,822       11,138,717      (312,895)
                                                          ------------------------------------------
Costs and earnings in excess of billings                    5,842,726        5,997,717      (154,991)
Prepaid expenses                                                  --            11,949       (11,949)
Inventory                                                         --               --            --
Inventory reserve                                                 --               --            --
                                                          ------------------------------------------
    Inventory, net                                                --               --            --
                                                          ------------------------------------------
Other current assets                                              --               --            --
                                                          ------------------------------------------
TOTAL CURRENT ASSETS                                       19,320,354       19,824,984      (504,630)
                                                          ------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                           2,229,615        2,090,125       139,490
  Automotive equipment                                      1,038,692          939,324        99,368
  Office furniture and equipment                              826,844          798,850        27,994
  Land, Building, and leasehold improvements                   93,223           93,223           --
                                                          ------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                            4,188,374        3,921,522       266,852
  Accum. Depreciation                                      (2,672,484)      (2,413,423)     (259,061)
                                                          ------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                1,515,891        1,508,099         7,792
Long-term accounts receivable - Other (Texas)               1,053,883        1,031,421        22,462
Reserve for Long-term accounts receivable                    (350,000)                      (350,000)
                                                          ------------------------------------------
  Long-term accounts receivable - Other (Texas), net          703,883        1,031,421      (327,538)
Other Assets                                                  177,675          177,425           250
Investment & Intercompany in Subsidiaires                         --               --            --
                                                          ------------------------------------------
TOTAL ASSETS                                               21,717,803       22,541,929      (824,126)
                                                          ------------------------------------------
                                                          ------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                            281,937          329,889       (47,952)
  Line of Credit                                                  --               --            --
  Accrued expenses, excluding bankruptcy costs                329,054          564,358      (235,304)
  Accrued bankruptcy costs                                        --               --            --
  Estimated claims against cash held in escrow              2,560,602        2,560,602           --
  Intercompany - BNYFC                                      8,423,607        8,393,348        30,259
  Intercompany payables                                        60,540            1,783        58,757
                                                          ------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                    11,655,740       11,849,980      (194,240)
Intercompany Notes Payable                                  8,741,768        8,741,768
Pre Petition Liabilities                                    2,239,330        2,342,693      (103,363)
Pre Petition Estimated Construction Claims                        --               --            --
                                                          ------------------------------------------
  TOTAL LIABILITIES                                        22,636,838       22,934,442      (297,603)
                                                          ------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par
Additional paid in capital                                 17,791,864       17,791,864
Treasury Stock A-P-I-C
Retained earnings - prior                                 (15,563,780)     (15,563,780)
Y-T-D net income pre petition                                 (26,496)         (26,496)
Y-T-D net income post petition                             (3,120,624)      (2,594,101)     (526,523)
                                                          ------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                 (919,035)        (392,513)     (526,523)
                                                          ------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                   21,717,803       22,541,929      (824,126)
                                                          ------------------------------------------
                                                          ------------------------------------------

                                                             (UNAUDITED)     (UNAUDITED)
                                                            MAR 31, 1998    FEB 28, 1998
                                                                PSD             PSD            CHANGE
                                                          ---------------------------------------------
CURRENT ASSETS
Cash                                                           37,577           41,994           (4,417)
Restricted cash held in escrow                                    --               --               --
Accounts receivable                                               --               --
  A/R--trade                                                1,911,877        2,125,704         (213,827)
  A/R--interco                                                    --             3,147           (3,147)
  A/R--employees                                               17,900           19,397           (1,497)
  A/R--supplemental                                                                                 --
  A/R--misc                                                       --               --               --
  Allowance for doubtful accounts                             (98,115)        (126,921)          28,806
                                                          ---------------------------------------------
    Accounts receivable, net                                1,831,662        2,021,327         (189,665)
                                                          ---------------------------------------------
Costs and earnings in excess of billings                          --               --               --
Prepaid expenses                                               74,062          114,466          (40,404)
Inventory                                                   3,991,878        4,079,356          (87,478)
Inventory reserve                                          (1,647,478)      (1,713,671)          66,193
                                                          ---------------------------------------------
    Inventory, net                                          2,344,400        2,365,685          (21,285)
                                                          ---------------------------------------------
Other current assets                                              --               --               --
                                                          ---------------------------------------------
TOTAL CURRENT ASSETS                                        4,287,701        4,543,472         (255,771)
                                                          ---------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                             323,298          323,298              --
  Automotive equipment                                        619,625          619,625              --
  Office furniture and equipment                            1,107,708        1,106,027            1,681
  Land, Building, and leasehold improvements                   89,040           89,040              --
                                                          ---------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                            2,139,671        2,137,990            1,681
  Accum. Depreciation                                      (1,173,561)      (1,151,620)         (21,941)
                                                          ---------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                  966,110          986,370          (20,260)
                                                          ---------------------------------------------
Long-term accounts receivable - Other (Texas)                     --               --               --
Reserve for Long-term accounts receivable
                                                          ---------------------------------------------
  Long-term accounts receivable - Other (Texas), net              --               --               --
Other Assets                                                      --               --               --
Investment & Intercompany in Subsidiaires                         --               --               --
                                                          ---------------------------------------------
TOTAL ASSETS                                                5,253,811        5,529,842         (276,031)
                                                          ---------------------------------------------
                                                          ---------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                            105,616          165,005          (59,389)
  Line of Credit                                                  --               --               --
  Accrued expenses, excluding bankruptcy costs                491,873          388,623          103,250
  Accrued bankruptcy costs                                        --               --               --
  Estimated claims against cash held in escrow                    --               --               --
  Intercompany - BNYFC                                      8,216,587        8,245,943          (29,356)
  Intercompany payables                                           --             2,774           (2,774)
                                                          ---------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                     8,814,076        8,802,345           11,731
Intercompany Notes Payable                                        --               --               --
Pre Petition Liabilities                                    1,054,153        1,127,055          (72,902)
Pre Petition Estimated Construction Claims                        --               --               --
                                                          ---------------------------------------------
  TOTAL LIABILITIES                                         9,868,229        9,929,400          (61,171)
                                                          ---------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                         3,371,172        3,371,172
Additional paid in capital                                 10,742,189       10,742,189
Treasury Stock A-P-I-C
Retained earnings - prior                                 (14,767,222)     (14,767,222)
Y-T-D net income pre petition                                (247,894)        (247,894)
Y-T-D net income post petition                             (3,712,663)      (3,497,803)        (214,860)
                                                          ---------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                               (4,614,418)      (4,399,558)        (214,860)
                                                          ---------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    5,253,811        5,529,842         (276,031)
                                                          ---------------------------------------------
                                                          ---------------------------------------------

          See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                           (UNAUDITED)       (UNAUDITED)
                                                           MAR 31, 1998      FEB 28, 1998
                                                            CORPORATE         CORPORATE         CHANGE
                                                           ---------------------------------------------
CURRENT ASSETS
Cash                                                           436,353           282,512         153,841
Restricted cash held in escrow                                     --                --              --
Accounts receivable                                                --                --
  A/R--trade                                                   144,431           144,431             --
  A/R--interco                                                     --                --              --
  A/R--employees                                                   --                --              --
  A/R--supplemental                                                                                  --
  A/R--misc                                                  1,078,506         1,076,470           2,036
  Allowance for doubtful accounts                           (1,138,467)       (1,138,467)            --
                                                           ---------------------------------------------
    Accounts receivable, net                                    84,470            82,434           2,036
                                                           ---------------------------------------------
Costs and earnings in excess of billings                           --                --              --
Prepaid expenses                                               421,144           363,827          57,317
Inventory                                                          --                --              --
Inventory reserve                                                  --                --              --
                                                           ---------------------------------------------
    Inventory, net                                                 --                --              --
                                                           ---------------------------------------------
Other current assets                                               --                --              --
                                                           ---------------------------------------------
TOTAL CURRENT ASSETS                                           941,967           728,773         213,194
                                                           ---------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                  --                --              --
  Automotive equipment                                             --                --              --
  Office furniture and equipment                               310,472           311,292            (820)
  Land, Building, and leasehold improvements                    21,780            21,780             --
                                                           ---------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                               332,252           333,072            (820)
  Accum. Depreciation                                         (277,976)         (276,565)         (1,411)
                                                           ---------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                    54,276            56,507          (2,231)
                                                           ---------------------------------------------
Long-term accounts receivable - Other (Texas)                      --                --              --
Reserve for Long-term accounts receivable                                                            --
                                                           ---------------------------------------------
  Long-term accounts receivable - Other (Texas), net               --                --              --
Other Assets                                                   360,775           359,717           1,058
Investment & Intercompany in Subsidiaires                   74,785,282        74,785,282             --
                                                           ---------------------------------------------
TOTAL ASSETS                                                76,142,300        75,930,279         212,021
                                                           ---------------------------------------------
                                                           ---------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                              37,118            74,638         (37,520)
  Line of Credit                                            20,604,353        20,196,803         407,550
  Accrued expenses, excluding bankruptcy costs                 516,301           481,862          34,439
  Accrued bankruptcy costs                                   2,658,129         2,508,129         150,000
  Estimated claims against cash held in escrow                     --                --              --
  Intercompany - BNYFC                                     (19,504,039)      (19,578,681)         74,642
  Intercompany payables                                            --                --              --
                                                           ---------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                      4,311,862         3,682,751         629,111
Intercompany Notes Payable                                         --                --              --
Pre Petition Liabilities                                     2,534,371         2,534,371             --
Pre Petition Estimated Construction Claims                         --                --              --
                                                           ---------------------------------------------
  TOTAL LIABILITIES                                          6,846,233         6,217,122         629,111
                                                           ---------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                            121,289           121,289
Additional paid in capital                                 128,204,630       128,204,630
Treasury Stock A-P-I-C                                        (562,506)         (562,506)
Retained earnings - prior                                  (49,321,103)      (49,321,103)
Y-T-D net income pre petition                                 (895,498)         (895,498)
Y-T-D net income post petition                              (8,250,745)       (7,833,655)       (417,090)
                                                           ---------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                69,296,067        69,713,157        (417,090)
                                                           ---------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    76,142,300        75,930,279         212,021
                                                           ---------------------------------------------
                                                           ---------------------------------------------

                                                            (UNAUDITED)       (UNAUDITED)
                                                           MAR 31, 1998      FEB 28, 1998
                                                            CONTINUING        CONTINUING
                                                            OPERATIONS        OPERATIONS          CHANGE
                                                           -----------------------------------------------
CURRENT ASSETS
Cash                                                           510,476           385,955           124,521
Restricted cash held in escrow                               2,615,260         2,615,152               108
Accounts receivable
  A/R--trade                                                13,905,813        14,014,870          (109,057)
  A/R--interco                                                  16,378            14,204             2,174
  A/R--employees                                                21,699            25,393            (3,694)
  A/R--supplemental                                          1,871,891         1,867,560             4,341
  A/R--misc                                                  1,287,246         1,094,684           192,562
  Allowance for doubtful accounts                           (4,361,074)       (3,774,223)         (586,851)
                                                           -----------------------------------------------
    Accounts receivable, net                                12,741,954        13,242,478          (500,524)
                                                           -----------------------------------------------
Costs and earnings in excess of billings                     5,842,726         5,997,717          (154,991)
Prepaid expenses                                               495,206           490,242             4,964
Inventory                                                    3,991,878         4,079,356           (87,478)
Inventory reserve                                           (1,647,478)       (1,713,671)           66,193
                                                           -----------------------------------------------
    Inventory, net                                           2,344,400         2,365,685           (21,285)
                                                           -----------------------------------------------
Other current assets                                               --                --                --
                                                           -----------------------------------------------
TOTAL CURRENT ASSETS                                        24,550,022        25,097,229          (547,207)
                                                           -----------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                            2,552,913         2,413,423           139,490
  Automotive equipment                                       1,658,317         1,558,949            99,368
  Office furniture and equipment                             2,245,024         2,216,169            28,855
  Land, Building, and leasehold improvements                   204,043           204,043               --
                                                           -----------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                             6,660,297         6,392,584           267,713
  Accum. Depreciation                                       (4,124,021)       (3,841,608)         (282,413)
                                                           -----------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                 2,536,277         2,550,976           (14,699)
                                                           -----------------------------------------------
Long-term accounts receivable - Other (Texas)                1,053,883         1,031,421            22,462
Reserve for Long-term accounts receivable                     (350,000)                           (350,000)
                                                           -----------------------------------------------
  Long-term accounts receivable - Other (Texas), net           703,883         1,031,421          (327,538)
Other Assets                                                   538,450           537,142             1,308
Investment & Intercompany in Subsidiaires                   74,785,282        74,785,282               --
                                                           -----------------------------------------------
TOTAL ASSETS                                               103,113,914       104,002,050          (888,136)
                                                           -----------------------------------------------
                                                           -----------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                             424,671           569,532          (144,861)
  Line of Credit                                            20,604,353        20,196,803           407,550
  Accrued expenses, excluding bankruptcy costs               1,337,228         1,744,338          (407,110)
  Accrued bankruptcy costs                                   2,658,129         2,385,839           272,290
  Estimated claims against cash held in escrow               2,560,602         2,560,602               --
  Intercompany - BNYFC                                      (2,863,845)       (2,939,390)           75,545
  Intercompany payables                                         60,540             4,557            55,983
                                                           -----------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                     24,781,678        24,522,281           259,397
Intercompany Notes Payable                                   8,741,768         8,741,768
Pre Petition Liabilities                                     5,827,854         5,816,914            10,940
Pre Petition Estimated Construction Claims                         --                --                --
                                                           -----------------------------------------------
  TOTAL LIABILITIES                                         39,351,300        39,080,964           270,337
                                                           -----------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                          3,492,461         3,492,461
Additional paid in capital                                 156,738,683       156,738,683
Treasury Stock A-P-I-C                                        (562,506)         (562,506)
Retained earnings - prior                                  (79,652,105)      (79,652,105)
Y-T-D net income pre petition                               (1,169,888)       (1,169,888)
Y-T-D net income post petition                             (15,084,032)      (13,925,559)       (1,158,473)
                                                           -----------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                63,762,614        64,921,086        (1,158,473)
                                                           -----------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                   103,113,914       104,002,050          (888,136)
                                                           -----------------------------------------------
                                                           -----------------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                           (UNAUDITED)      (UNAUDITED)
                                                          MAR 31, 1998     FEB 28, 1998
                                                          DISCONTINUED     DISCONTINUED
                                                           OPERATIONS       OPERATIONS        CHANGE
                                                          --------------------------------------------
CURRENT ASSETS
Cash                                                              --               --              --
Restricted cash held in escrow                                    --               --              --
Accounts receivable
  A/R--trade                                                5,522,449        6,190,228        (667,779)
  A/R--interco                                                 60,540            3,043          57,497
  A/R--employees                                                  --               --              --
  A/R--supplemental                                                                                --
  A/R--misc                                                    57,641          143,449         (85,808)
  Allowance for doubtful accounts                          (2,878,073)      (3,202,774)        324,701
                                                          --------------------------------------------
    Accounts receivable, net                                2,762,557        3,133,945        (371,389)
                                                          --------------------------------------------
Costs and earnings in excess of billings                          --               --              --
Prepaid expenses                                                  --               --              --
Inventory                                                         --               --              --
Inventory reserve                                                 --               --              --
                                                          --------------------------------------------
    Inventory, net                                                --               --              --
                                                          --------------------------------------------
Other current assets                                           83,773           83,773             --
                                                          --------------------------------------------
TOTAL CURRENT ASSETS                                        2,846,330        3,217,719        (371,389)
                                                          --------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                               4,831          117,978        (113,147)
  Automotive equipment                                         16,657          118,074        (101,417)
  Office furniture and equipment                                3,518           23,796         (20,278)
  Land, Building, and leasehold improvements                  130,767          130,767             --
                                                          --------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                              155,773          390,615        (234,841)
  Accum. Depreciation                                         (78,397)        (274,524)        196,126
                                                          --------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                   77,376          116,091         (38,715)
                                                          --------------------------------------------
Long-term accounts receivable - Other (Texas)                     --               --              --
Reserve for Long-term accounts receivable
                                                          --------------------------------------------
  Long-term accounts receivable - Other (Texas), net              --               --              --
Other Assets                                                   20,815           20,815             --
Investment & Intercompany in Subsidiaires                         --               --              --
                                                          --------------------------------------------
TOTAL ASSETS                                                2,944,521        3,354,625        (410,104)
                                                          --------------------------------------------
                                                          --------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                              6,951           30,803         (23,852)
  Line of Credit                                                  --               --              --
  Accrued expenses, excluding bankruptcy costs                 20,405           21,396            (992)
  Accrued bankruptcy costs
  Estimated claims against cash held in escrow
  Intercompany - BNYFC                                      2,863,843        2,939,390         (75,547)
  Intercompany payables                                        16,378           12,689           3,690
                                                          --------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                     2,907,577        3,004,278         (96,701)
Intercompany Notes Payable                                  2,535,455        2,535,455
Pre Petition Liabilities                                   10,289,703       10,662,721        (373,018)
Pre Petition Estimated Construction Claims                  2,904,000        2,904,000             --
                                                          --------------------------------------------
  TOTAL LIABILITIES                                        18,636,735       19,106,454        (469,719)
                                                          --------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                         2,082,948        2,082,948
Additional paid in capital                                 25,370,631       25,370,631
Treasury Stock A-P-I-C                                            --               --
Retained earnings - prior                                 (32,353,339)     (32,353,339)
Y-T-D net income pre petition                                (676,048)        (676,048)
Y-T-D net income post petition                            (10,116,405)     (10,176,020)         59,615
                                                          --------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                              (15,692,214)     (15,751,829)         59,615
                                                          --------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    2,944,521        3,354,625        (410,104)
                                                          --------------------------------------------
                                                          --------------------------------------------

                                                          (UNAUDITED)       (UNAUDITED)
                                                          MAR 31, 1998      FEB 28, 1998
                                                            COMBINED          COMBINED
                                                              FINAL             FINAL            CHANGE
                                                          ------------------------------------------------
CURRENT ASSETS
Cash                                                           510,476           385,955           124,521
Restricted cash held in escrow                               2,615,260         2,615,152               108
Accounts receivable
  A/R--trade                                                19,428,262        20,205,098          (776,835)
  A/R--interco                                                     --                --                --
  A/R--employees                                                21,699            25,393            (3,694)
  A/R--supplemental                                          1,871,891         1,867,550             4,341
  A/R--misc                                                  1,344,887         1,238,133           106,754
  Allowance for doubtful accounts                           (7,239,147)       (6,976,997)         (262,150)
                                                          ------------------------------------------------
    Accounts receivable, net                                15,427,593        16,359,177          (931,584)
                                                          ------------------------------------------------
Costs and earnings in excess of billings                     5,842,726         5,997,717          (154,991)
Prepaid expenses                                               495,206           490,242             4,964
Inventory                                                    3,991,878         4,079,356           (87,478)
Inventory reserve                                           (1,647,478)       (1,713,671)           66,193
                                                          ------------------------------------------------
    Inventory, net                                           2,344,400         2,365,685           (21,285)
                                                          ------------------------------------------------
Other current assets                                            83,773            83,773               --
                                                          ------------------------------------------------
TOTAL CURRENT ASSETS                                        27,319,434        28,297,701          (978,267)
                                                          ------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                            2,557,745         2,531,401            26,343
  Automotive equipment                                       1,674,974         1,677,023            (2,048)
  Office furniture and equipment                             2,248,542         2,239,965             8,577
  Land, Building, and leasehold improvements                   334,810           334,810               --
                                                          ------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                             6,816,071         6,783,199            32,872
  Accum. Depreciation                                       (4,202,418)       (4,116,132)          (86,286)
                                                          ------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                 2,613,653         2,667,067           (53,414)
                                                          ------------------------------------------------
Long-term accounts receivable - Other (Texas)                1,053,883         1,031,421            22,462
Reserve for Long-term accounts receivable                     (350,000)                           (350,000)
                                                          ------------------------------------------------
  Long-term accounts receivable - Other (Texas), net           703,883         1,031,421          (327,538)
Other Assets                                                   559,265           557,958             1,307
Investment & Intercompany in Subsidiaires                      425,000           425,000               --
                                                          ------------------------------------------------
TOTAL ASSETS                                                31,621,235        32,979,147        (1,357,912)
                                                          ------------------------------------------------
                                                          ------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                             431,621           600,335          (168,714)
  Line of Credit                                            20,604,353        20,196,803           407,550
  Accrued expenses, excluding bankruptcy costs               1,357,633         1,643,444          (285,811)
  Accrued bankruptcy costs                                   2,658,129         2,508,129           150,000
  Estimated claims against cash held in escrow               2,560,602         2,560,602               --
  Intercompany - BNYFC                                               0               --                  0
  Intercompany payables                                            --                --                --
                                                          ------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                     27,612,338        27,509,313           103,025
Intercompany Notes Payable
Pre Petition Liabilities                                    16,117,557        16,479,635          (362,078)
Pre Petition Estimated Construction Claims                   2,904,000         2,904,000               --
                                                          ------------------------------------------------
  TOTAL LIABILITIES                                         46,633,895        46,892,949          (259,053)
                                                          ------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                            121,289           121,289
Additional paid in capital                                 124,480,374       124,480,374
Treasury Stock A-P-I-C                                        (562,506)         (562,506)
Retained earnings - prior                                 (112,005,444)     (112,005,444)
Y-T-D net income pre petition                               (1,845,936)       (1,845,936)
Y-T-D net income post petition                             (25,200,437)      (24,101,579)       (1,098,858)
                                                          ------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                               (15,012,660)      (13,913,802)       (1,098,858)
                                                          ------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    31,621,235        32,979,147        (1,357,912)
                                                          ------------------------------------------------
                                                          ------------------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                           (UNAUDITED)     (UNAUDITED)                     (UNAUDITED)     (UNAUDITED)
                                           MONTH ENDED     MONTH ENDED                     MONTH ENDED     MONTH ENDED
                                          MAR 31, 1998    FEB 28, 1998                    MAR 31, 1998    FEB 28, 1998
                                               ESD             ESD            CHANGE           PSD             PSD        CHANGE
                                           -----------------------------------------       --------------------------------------
Sales                                      1,246,883        1,188,730         58,153        676,273        652,211         24,062
Cost of Sales                                818,924          809,442          9,482        593,251        667,932        (74,681)
                                           -----------------------------------------       --------------------------------------
    Gross Profit                             427,959          379,288         48,671         83,022        (15,721)        98,743

Selling, General, and Administrative         393,836          373,755         20,080        252,313        244,381          7,932
                                           -----------------------------------------       --------------------------------------

Income (Loss) From Operations                 34,123            5,533         28,591       (169,291)      (260,102)        90,811

Other Income(Expense):
  I/C Interest Income (Expense)              (73,603)         (74,601)           998        (71,550)       (71,024)          (526)
  Interest Expense                            (1,163)          (1,119)           (44)           --             --             --
  Interest Income                                108              117             (9)           --             --             --
  Gain (loss) on Asset Disposition               709           (1,824)         2,533            --             --             --
  Other Expense                             (499,000)         (62,851)      (436,149)        25,981        (36,565)        62,546
  Other Income                                12,303              --          12,303            --             --             --
                                           -----------------------------------------       --------------------------------------
    Total Other (Expense)                   (560,646)        (140,278)      (420,368)       (45,569)      (107,589)        62,020
Net Loss Before Bankruptcy
    Administrative Expenses                 (526,523)        (134,745)      (391,777)      (214,860)      (367,691)       152,831
Bankruptcy Administrative Expenses                                                                                            --
                                           -----------------------------------------       --------------------------------------
Net Loss                                    (526,523)        (134,745)      (391,777)      (214,860)      (367,691)       152,831
                                           -----------------------------------------       --------------------------------------
                                           -----------------------------------------       --------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                                                                    (UNAUDITED)       (UNAUDITED)
                                         (UNAUDITED)    (UNAUDITED)                 MONTH ENDED       MONTH ENDED
                                         MONTH ENDED    MONTH ENDED                 MAR 31, 1998      FEB 28, 1998
                                         MAR 31, 1998   FEB 28, 1998                  CONTINUING       CONTINUING
                                          CORPORATE      CORPORATE      CHANGE        OPERATIONS       OPERATIONS        CHANGE
                                         --------------------------------------     --------------------------------------------
Sales                                          --             --            --         1,923,156        1,840,941         82,215
Cost of Sales                                  --             --            --         1,412,175        1,477,374        (65,199)
                                          -------------------------------------       ------------------------------------------
    Gross Profit                               --             --            --           510,981          363,567        147,414

Selling, General, and Administrative       224,632        244,153       (19,521)         870,781          862,289          8,491
                                          -------------------------------------       ------------------------------------------

Income (Loss) From Operations             (224,632)      (244,153)       19,521         (359,800)        (498,722)       138,923

Other Income(Expense):
  I/C Interest Income (Expense)            145,153        145,625          (472)             --               --             --
  Interest Expense                        (184,363)      (166,397)      (17,966)        (185,526)        (167,516)       (18,010)
  Interest Income                            1,058            --          1,058            1,166              117          1,049
  Gain (loss) on Asset Disposition             --             --            --               709           (1,824)         2,533
  Other Expense                             (5,306)        (6,980)        1,674         (478,325)        (106,396)      (371,929)
  Other Income                               1,000            --          1,000           13,303              --          13,303
                                          -------------------------------------       ------------------------------------------
    Total Other (Expense)                  (42,458)       (27,752)      (14,706)        (648,673)        (275,619)      (373,054)
Net Loss Before Bankruptcy
 Administrative Expenses                  (267,090)      (271,905)        4,815       (1,008,473)        (774,341)      (234,131)
Bankruptcy Administrative Expenses        (150,000)      (153,000)        3,000         (150,000)        (153,000)         3,000
                                          -------------------------------------       ------------------------------------------
Net Loss                                  (417,090)      (424,905)        7,815       (1,158,473)        (927,341)      (231,131)
                                          -------------------------------------       ------------------------------------------
                                          -------------------------------------       ------------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                       (UNAUDITED)      (UNAUDITED)                 (UNAUDITED)        (UNAUDITED)
                                       MONTH ENDED     MONTH ENDED                  MONTH ENDED        MONTH ENDED
                                       MAR 31, 1998    FEB 28, 1998                 MAR 31, 1998       FEB 28, 1998
                                       DISCONTINUED    DISCONTINUED                   COMBINED           COMBINED
                                        OPERATIONS      OPERATIONS      CHANGE          FINAL              FINAL         CHANGE
                                       ----------------------------------------     --------------------------------------------
Sales                                         --             --             --         1,846,238        1,843,738          2,500
Cost of Sales                                 --             --             --         1,335,257        1,480,171       (144,914)
                                          -------------------------------------       ------------------------------------------
    Gross Profit                              --             --             --           510,981          363,567        147,414

Selling, General, and Administrative            0            363           (363)         870,781          862,652          8,129
                                          -------------------------------------       ------------------------------------------

Income (Loss) From Operations                  (0)          (363)           363         (359,800)        (499,085)       139,285

Other Income(Expense):
  I/C Interest Income (Expense)               --             --             --               --               --             --
  Interest Expense                            --             --             --          (185,526)        (167,516)       (18,010)
  Interest Income                             --              12            (12)           1,166              129          1,037
  Gain (loss) on Asset Disposition            --          12,082        (12,082)             709           10,258         (9,549)
  Other Expense                               --        (132,485)       132,485         (478,325)        (238,881)      (239,444)
  Other Income                             59,615          7,773         51,842           72,918            7,773         65,145
                                          -------------------------------------       ------------------------------------------
    Total Other (Expense)                  59,615       (112,618)       172,233         (589,058)        (388,237)      (200,821)
Net Loss Before Bankruptcy
 Administrative Expenses                   59,615       (112,981)       172,596         (948,858)        (887,322)       (61,536)
Bankruptcy Administrative Expenses                                          --          (150,000)        (153,000)         3,000
                                          -------------------------------------       ------------------------------------------
Net Loss                                   59,615       (112,981)       172,596       (1,098,858)      (1,040,322)       (58,536)
                                          -------------------------------------       ------------------------------------------
                                          -------------------------------------       ------------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                              (UNAUDITED)       (UNAUDITED)
                                                              MONTH ENDED       MONTH ENDED
                                                              MAR 31, 1998      FEB 28, 1998       CHANGE
                                                              ------------      ------------      ---------
Cash flows from operating activities:
  Net loss                                                    ($1,098,858)      ($1,040,322)       ($58,536)

  Adjustments to reconcile net loss to net cash
   (used in) provided by operating activities:
    Depreciation                                                   86,286            84,896           1,390
    Reserve for Long-term accounts receivable                     350,000                           350,000
    Additional costs in excess of billings reserves                     0            62,851         (62,851)
    (Gain) Loss on sale of property and equipment                    (709)          (10,258)          9,549
  Change in certain assets & liabilities:
  (Increase) decrease in:
    Receivables                                                   931,584           722,741         208,843
    Costs in excess of billings                                   154,991          (259,332)        414,323
    Inventory                                                      21,285             8,341          12,944
    Prepaids & other assets                                        (4,964)          275,638        (280,602)
  Increase (decrease) in:
    Accounts payable                                             (168,713)           63,849        (232,562)
    Accrued expenses                                             (135,811)           17,845        (153,656)
    Other net changes in assets and liabilities                   (23,878)          110,030        (133,908)
                                                              -----------       -----------       ---------
      Total adjustments                                         1,210,070         1,076,600        (216,530)
                                                              -----------       -----------       ---------
      Net cash provided by operating activities                   111,212            36,278        (275,066)

Cash flows from investing activities:
  Proceeds from sale of equipment                                   1,000             3,675          (2,675)
  Additions to property and equipment                             (33,163)           (3,714)        (29,449)
                                                              -----------       -----------       ---------
    Net cash provided by (used in) investing activities           (32,163)              (39)        (32,124)

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan             407,550           120,662         286,888
  Increase (decrease) in pre petition liabilities                (362,078)          160,922        (523,000)
                                                              -----------       -----------       ---------
    Net cash provided by (used in) financing activities            45,472           281,584        (236,112)
                                                              -----------       -----------       ---------
Net increase in cash                                              124,521           317,824        (543,302)

CASH AT BEGINNING OF PERIOD                                       385,955            68,131         317,824
                                                              -----------       -----------       ---------

CASH AT END OF PERIOD                                            $510,476          $385,955       ($225,478)
                                                              -----------       -----------       ---------
                                                              -----------       -----------       ---------

              See accompanying notes to financial statement information.

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
March 31, 1998 Financial Reporting Information

Notes to Financial Statement Information

Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

BNY Financial Corporation
As of March 31, 1998, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $20,604,353. In June the Company successfully negotiated with BNYFC for continuance of debtor-in-possession financing through December 31, 1998.

Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management is in the process of instituting new procedures for earlier identification of potential write-offs and is analyzing current fixed-price contracts and related costs incurred to determine estimated profitability. The results of these new procedures and analysis are not complete and any adjustment to this asset may have a material adverse effect on the financial statements.

Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. Management is in the process of analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet represents amounts recorded as due from customers in the company's discontinued construction activities. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Inventory
Inventory recorded on the Petroleum Services Division's balance sheet consists primarily of component parts for servicing retail and commercial fueling facilities. The use of these parts has decreased significantly due to the decline in the level of business activity from prior periods. Management is in the process of selling excess parts. Losses on sale of these excess parts may exceed recorded reserves. The amount of loss can not be determined at this time.